--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) May 9, 2000


                          Allied Waste Industries, Inc.
               (Exact name of registrant as specified in charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)



                     0-19285                            88-0228636

                (Commission File Number)   (IRS Employer Identification No.)


         15880 N. Greenway-Hayden Loop, Suite 100
                    Scottsdale, Arizona                       85260
         (Address of principal executive offices)          (Zip Code)


        Registrant's telephone number, including area code (480) 627-2700


                                 Not Applicable
          (Former name or former address, if changed since last report)



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Item 5.       Other Events

--------------------------------------------------------------------------------
On May 9, 2000 Allied Waste Industries, Inc. (the "Company" or "Allied") issued a press release announcing its financial results for the first quarter of 2000. The press release along with unaudited supplemental data is provided herein.

--------------------------------------------------------------------------------

Contact:     Investor Relations
             Allied Waste Industries, Inc.
             (480) 627-2700

                                                          FOR IMMEDIATE RELEASE

                ALLIED WASTE ANNOUNCES FIRST QUARTER 2000 RESULTS

SCOTTSDALE, ARIZONA, MAY 9, 2000 - Allied Waste Industries, Inc. (NYSE: AW) today announced financial results for the first quarter of 2000, the company's second full quarter of operation as a combined enterprise since the completion of its acquisition of Browning-Ferris Industries, Inc. (BFI). The company highlighted the following:

|X|  Revenues  were   approximately   $1.4  billion  and  EBITDA   adjusted  for
     acquisition-related and unusual costs was $462.2 million;
|X| Adjusted cash EPS was $0.36 and adjusted free cash flow was $45 million; |X| Adjusted EPS was $0.15;
|X|  Internal growth of 6% reflects healthy industry fundamentals;
|X| Debt was reduced by $94.7 million in the first quarter to approximately $10.15 billion.

For the first quarter ended March 31, 2000, EBITDA (earnings before interest, taxes, depreciation and amortization), adjusted for acquisition-related and unusual costs, was $462.2 million, essentially flat compared to the $465.7 million reported for the fourth quarter of 1999 reflecting solid internal growth offset by seasonality.

Adjusted net income available to common shareholders was $27.9 million, or $0.15 per share, on revenues of $1.378 billion. The adjusted results for the first quarter ended March 31, 2000 exclude the effects of acquisition-related and unusual costs; these charges decreased earnings per share by $0.14 in the first quarter. Adjusted cash EPS (adjusted earnings per share plus after-tax goodwill amortization and less after-tax capitalized interest) was $0.36.

Consistent with its report of third and fourth quarter 1999 results, Allied Waste has not provided March 31, 1999 historical results of operations for comparison as such comparisons are not meaningful due to the magnitude and financial structure of the BFI acquisition, which was completed on July 30, 1999.

"Industry conditions remain positive. We are pleased with the performance of our operations during the first quarter, although we continue to expect that the true potential of our asset base will not be seen until later this year, when we realize the benefits of pending divestitures and swap transactions and our ongoing pricing initiatives," said Tom Van Weelden, Chairman and CEO of Allied Waste.

Commentary on Free Cash Flow

Free cash flow for the quarter ended March 31, 2000 was $45 million, before consideration of the company's market development activities during the period. Free cash flow is defined as Adjusted EBITDA, less cash interest, cash taxes, closure, post-closure and environmental expenditures, capital expenditures (other than for acquisitions) and changes in non-acquisition related working capital. For the first quarter, days sales outstanding in accounts receivable
(DSO) was 55 days.

Divestiture and Swap Program Update

During the past nine months since the completion of the BFI acquisition, Allied Waste has realized approximately $1.3 billion in net cash proceeds from asset sales, including asset sales since January 1, 2000 totaling approximately $320 million. The company continues to expect that it will fully complete before the end of 2000 its currently outstanding net asset divestiture and swap transactions. Separately, during the first quarter, Allied Waste acquired tuck-in solid waste operations totaling approximately $154 million in gross annual revenues for cash consideration of approximately $279 million.

Balance Sheet Information

During the first quarter, total debt decreased by $94.7 million to approximately $10.15 billion at March 31, 2000, after consideration of market development and divestiture activity during the period.

As announced previously, capacity on the company's revolving credit facility was approximately $438 million at March 31, 2000. The company's Tranche D Term Loan balance was approximately $198 million at March 31, 2000 and is expected to be repaid with asset-sale proceeds in the third quarter of 2000.

Information for Second Quarter 2000

Allied Waste plans to formally report second-quarter results in early August 2000. The reported results for the second quarter will include non-recurring costs the company incurs related to its acquisition transition and integration efforts. Based on the results of operations for the quarter ended March 31, 2000 being reported today and preliminary indications of the results of operations for the second quarter ending June 30, 2000, Allied Waste has made the following preliminary forecast of results for the second quarter:

|X|  Revenues are expected to be between $1.43 billion and $1.46 billion.
|X| Adjusted EBITDA is expected to be between $500.0 million and $510.0 million. Adjusted EBITDA is earnings before interest, taxes, depreciation and amortization, adjusted to exclude non-recurring transition and integration costs.

|X| Total debt is expected to be between $10.0 billion and $10.1 billion at June 30, 2000 reflecting current expectations about the timing of the completion of certain divestitures and acquisitions involved in the company's asset swap and divestiture program.

|X| Capacity on the company's revolving credit facility at June 30, 2000 is expected to be between $380 million and $430 million.

The company said that its expectations for the second quarter ending June 30, 2000 are premised on current assumptions about the timing of certain "in-bound" assets to be acquired in pending swap transactions and the timing of certain pending asset sales.

Allied Waste Industries, Inc., a leading waste services company, provides collection, recycling and disposal services to residential, commercial and industrial customers in the United States. As of March 31, 2000, the company operated 349 collection companies, 154 transfer stations, 158 landfills and 91 recycling facilities in 42 states.

Safe Harbor for Forward-Looking Statements

Certain matters discussed in this press release are "forward-looking statements" intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified as such by the context of the statements, including words such as the Company "believes," "anticipates," "expects" or words of similar import. Similarly, statements that describe the Company's future plans, objectives or goals are forward-looking statements.

Such forward-looking statements are subject to certain risks and uncertainties which could cause actual results to differ materially from those currently anticipated. Examples of such risks and uncertainties include, without limitation the ability of Allied to continue its vertical integration business strategy in a successful manner; the ability of Allied to successfully pursue and continue a disciplined market development program, the ability of Allied to successfully integrate the acquired operations, to exit certain regional markets and certain non-strategic businesses, whether and when the recent transactions concluded or completed will be accretive to Allied's earnings, the amount of consideration to be paid and timing of the closing of potential transactions currently under definitive agreement, and whether Allied will be successful in negotiating asset sales at a pace sufficient to achieve the Company's stated goal.

Other factors which could materially affect such forward-looking statements can be found in the Company's periodic reports filed with the Securities and Exchange Commission, including risk factors detailed in Management's Discussion and Analysis in Allied's Form 10-K for the year ended December 31, 1999. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are only made as of the date of this press release and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.



                                                ALLIED WASTE INDUSTRIES, INC.
                                            CONSOLIDATED STATEMENT OF OPERATIONS
                                        (amounts in thousands, except per share data)
                                                         (unaudited)

                                                                             For the Three Months Ended
                                                                                   March 31, 2000
                                                        ----------------------------------------------------------------------
                                                          Reported         Adjustments(1)       As Adjusted        % of Rev
                                                        --------------    -----------------    ---------------   -------------
Revenue............................................       $1,378,294      $            --      $  1,378,294          100.0%
Cost of operations.................................          809,956                   --           809,956          58.8
Sales, general and administrative expenses.........          106,155                   --           106,155           7.7
Depreciation and amortization......................          111,597                   --           111,597           8.1
Goodwill amortization..............................           54,014                   --            54,014           3.9
                                                        --------------    -----------------    ---------------
  Operating income before acquisition related
    and unusual costs..............................          296,572                   --           296,572          21.5
Acquisition related and unusual costs..............           36,049              (36,049)               --
                                                        --------------    -----------------    ---------------
  Operating income.................................          260,523               36,049           296,572          21.5
Equity in earnings of unconsolidated
  subsidiaries.....................................          (13,497)                  --           (13,497)         (1.0)
Interest expense, net..............................          213,803                   --           213,803          15.5
                                                        --------------    -----------------    ---------------
  Net income before income taxes...................           60,217               36,049            96,266           7.0
Income tax provision...............................           33,661               16,498            50,159           3.6
Minority interest..................................            1,591                   --             1,591           0.1
                                                        --------------    -----------------    ---------------
  Net income before extraordinary loss.............           24,965               19,551            44,516           3.3
Extraordinary loss, net of income tax benefit(2)...            6,484              (6,484)                --
                                                        --------------    -----------------    ---------------
  Net income.......................................           18,481               26,035            44,516           3.3
Preferred dividends(3).............................           16,610                   --            16,610           1.3
                                                        --------------    -----------------    ---------------
  Net income to common shareholders................     $      1,871      $        26,035      $     27,906           2.0
                                                        ==============    =================    ===============

Income per common share............................     $       0.01                           $       0.15
                                                        ==============                         ===============

Cash income per common share(4)....................     $       0.28                           $       0.36
                                                        ==============                         ===============

Weighted average common and common
  equivalent shares................................          189,461                                189,461
                                                        ==============                         ===============

------------------------------------------------------- -------------- -- ----------------- -- --------------- - -------------

EBITDA                                                  $    426,134                           $    462,183           33.5%

------------------------------------------------------- -------------- -- ----------------- -- --------------- - -------------

(1)     Adjustments  remove the effects of the  acquisition-related  costs,  primarily  associated  with the  acquisition  of
        Browning-Ferris  Industries,  Inc. ("BFI"). The adjusted income tax rate for the three months ended March 31, 2000 is
        52.1%.

(2)     Extraordinary loss reflects the write-off of deferred debt issuance costs in connection with the early extinguishment of the Asset Sale Term Loan.

(3)     Preferred dividends reflect the 6.5% dividends related to the $1 billion Series A Senior Convertible  Preferred Stock issued in connection with the acquisition of BFI.

(4)     Cash income per common share adjusts income per common share to remove the impact of tax effected goodwill amortization and tax  effected capitalized interest.


                                                ALLIED WASTE INDUSTRIES, INC.
                                                     Summary Data Sheet
                                                Statement of Cash Flows Data
                                              (amounts in thousands, unaudited)

                                                                                                        Three Months Ended
                                                                                                          March 31, 2000
                                                                                                     -----------------------
Operating Activities --
  Net income.....................................................................................     $          18,481
  Adjustments to reconcile net income to cash provided by operating activities --
  Provisions for:
    Depreciation and amortization................................................................               165,611
    Undistributed earnings of equity investment in unconsolidated subsidiaries...................               (12,142)
    Doubtful accounts............................................................................                 5,907
    Accretion of debt and amortization of debt issuance costs....................................                12,033
    Deferred income taxes........................................................................                33,657
    Gain on sale of assets.......................................................................                (4,540)
    Extraordinary loss on early extinguishment of debt...........................................                 6,484
  Change in operating assets and liabilities, excluding the effects of purchase acquisitions --
    Accounts receivable, prepaid expenses, inventories and other.................................                55,011
    Accounts payable, accrued liabilities, unearned income and other.............................              (125,768)
    Acquisition related and non-recurring accruals...............................................               (55,091)
  Closure and post-closure provision.............................................................                15,824
  Closure and post-closure expenditures..........................................................               (10,537)
  Environmental expenditures.....................................................................                (7,159)
                                                                                                      ----------------------
Cash provided by operating activities............................................................                97,771
                                                                                                      ----------------------

Investing Activities --
    Cost of market development acquisitions, net of cash acquired................................              (279,170)
    Proceeds from divestitures, net of swap activity.............................................               319,681
    Accruals for acquisition price and severance costs...........................................               (16,910)
    Net repayment from unconsolidated subsidiaries...............................................                 4,470
    Capital expenditures.........................................................................               (89,475)
    Capitalized interest.........................................................................               (10,067)
    Proceeds from sale of fixed assets...........................................................                24,985
    Change in deferred acquisition costs and notes receivable....................................                (7,798)
                                                                                                      ----------------------
Cash used for investing activities                                                                              (54,284)
                                                                                                      ----------------------

Financing Activities --
    Proceeds from long-term debt.................................................................               895,000
    Payments of long-term debt...................................................................              (996,110)
                                                                                                      ----------------------
Cash used for financing activities...............................................................              (101,110)
                                                                                                      ----------------------

    Decrease in cash and cash equivalents........................................................               (57,623)
    Cash and cash equivalents, beginning of period...............................................               121,405
                                                                                                      ----------------------
    Cash and cash equivalents, end of period.....................................................     $          63,782
                                                                                                      ======================


                                                ALLIED WASTE INDUSTRIES, INC.
                                                     Summary Data Sheet
                                                     Balance Sheet Data
                                  (amounts in thousands, except per share data, unaudited)

                                                                                                              March 31,
                                                                                                                2000
                                                                                                        ----------------------
ASSETS
  Current Assets --

  Cash and cash equivalents.........................................................................      $        63,782
  Accounts receivable, net of allowance of $52,630..................................................              808,603
  Prepaid and other current assets..................................................................              203,322
  Deferred income taxes, net........................................................................              122,646
  Assets held for sale..............................................................................              418,400
                                                                                                        ----------------------
    Total current assets............................................................................            1,616,753
  Property and equipment, net.......................................................................            3,865,787
  Goodwill, net.....................................................................................            8,529,782
  Other assets......................................................................................              707,251
                                                                                                        ----------------------
    Total assets....................................................................................      $    14,719,573
                                                                                                        ======================



LIABILITIES AND STOCKHOLDERS' EQUITY
  Current Liabilities --

  Current portion of long-term debt.................................................................      $       508,480
  Accounts payable..................................................................................              392,647
  Accrued closure, post-closure and environmental costs.............................................              154,490
  Accrued interest..................................................................................              162,119
  Other accrued liabilities.........................................................................              540,548
  Unearned revenue..................................................................................              235,062
                                                                                                        ----------------------
    Total current liabilities.......................................................................            1,993,346
  Long-term debt, less current portion..............................................................            9,640,088
  Deferred income taxes.............................................................................              229,385
  Accrued closure, post-closure and environmental costs.............................................              871,614
  Other long-term obligations.......................................................................              327,634
  Commitments and contingencies
  Series A convertible preferred stock, 1,000 shares authorized, issued and outstanding,
  liquidation preference of $1,044 per share........................................................            1,017,994
  Stockholders' equity..............................................................................              639,512
                                                                                                        ----------------------
    Total liabilities and stockholders' equity......................................................      $    14,719,573
                                                                                                        ======================




                                                ALLIED WASTE INDUSTRIES, INC.
                                                     Summary Data Sheet
                                (amounts in thousands, except percentages and per share data)
                                                         (unaudited)

Statement of Operations Data:

---------------------------------------
                                                                                                        Three Months Ended
                                                                                                          March 31, 2000

                                                                                                     -----------------------
Revenues --
  Gross revenue..................................................................................     $       1,641,887
  Less intercompany revenue......................................................................              (263,593)
                                                                                                      ----------------------
    Revenue......................................................................................     $       1,378,294
                                                                                                      ======================

Revenue Mix --
  Collection(1)..................................................................................                 63.0%
  Landfill(1)....................................................................................                 22.2%
  Transfer.......................................................................................                  4.3%
  Recycling......................................................................................                  6.6%
  Other..........................................................................................                  3.9%
                                                                                                      ======================
    Total........................................................................................                 100.0%
                                                                                                      ======================

Internalization Based on Disposal Volumes........................................................                  62.0%
                                                                                                      ======================

Landfill Volumes in Tons.........................................................................                15,962
                                                                                                      ======================

Internal Growth..................................................................................                   6.0%
                                                                                                      ======================

Interest Expense --
  Interest expense, gross........................................................................     $         230,323
  Interest capitalized for assets held for sale..................................................               (17,883)
  Interest income................................................................................                  (603)
  Capitalized interest...........................................................................               (10,067)
  Amortization of debt discount and debt issuance costs..........................................                12,033
                                                                                                      ----------------------

    Net interest expense.........................................................................     $         213,803
                                                                                                      ======================

Cash EPS --
  Adjusted net income............................................................................     $          44,516
  Add:       Non-deductible goodwill amortization..................................................              42,813
             Deductible goodwill amortization, net of taxes at 39.5%...............................               6,777
  Less:      Capitalized interest, net of taxes at 39.5%...........................................              (6,091)
                                                                                                      ----------------------
  Adjusted net income for cash EPS...............................................................     $          88,015
                                                                                                      ======================

  Weighted average common and common equivalent shares --
             Diluted(2)............................................................................              246,550
                                                                                                      ======================

             Cash EPS - Diluted....................................................................   $             0.36
                                                                                                      ======================

(1)  The portion of collection  revenues  attributable  to disposal  charges for waste collected by the Company and disposed at the Company's  landfills has been excluded from collection revenues and included in landfill revenues.

(2)  Assumes the dilutive  impact of the  conversion of the Series A convertible  preferred stock.



                                                ALLIED WASTE INDUSTRIES, INC.
                                                     Summary Data Sheet
                                         (amounts in thousands, except percentages)
                                                         (unaudited)

Balance Sheet Data:

-----------------------------
                                                                                                   From December 31, 1999
                                                                                                   Through March 31, 2000
                                                                                               ---------------------------
Rollforward of Debt Balance --
  Debt balance at December 31, 1999.........................................................    $      10,243,219

  Net income................................................................................               18,481
  Depreciation and amortization.............................................................              165,611
  Other non-cash provisions.................................................................               41,399
  Change in closure, post-closure and environmental accruals................................               (1,872)
  Change in operating working capital.......................................................              (70,757)
  Decrease in acquisition related working capital...........................................              (55,091)
                                                                                                --------------------------
    Less cash flow provided by operating activities.........................................               97,771
                                                                                                --------------------------

  Payments for market development acquisitions..............................................             (279,170)
  Proceeds from divestitures, net of swap activity..........................................              319,681
  Proceeds from the sale of fixed assets....................................................               24,985
  Payments for BFI acquisition and severance................................................              (16,910)
  Capital expenditures (including capitalized interest).....................................              (99,542)
  Other investing activities................................................................               (3,328)
                                                                                                --------------------------
    Plus cash flow used for investing activities............................................              (54,284)
                                                                                                --------------------------

    Plus other activity.....................................................................               (6,459)

    Less decrease in cash.................................................................                 57,623
                                                                                                --------------------------

      Debt balance at March 31, 2000........................................................    $      10,148,568
                                                                                                ==========================




                                                                                                      March 31, 2000
                                                                                                --------------------------
Capital Structure --
  Long-term debt (including current portion)................................................    $      10,148,568
  Equity (including Series A convertible preferred stock)...................................            1,657,506
                                                                                                --------------------------
      Debt to total capitalization..........................................................                86.0%
                                                                                                ==========================





Days Sales Outstanding --                                                                                 55 days
                                                                                                ==========================



                                                ALLIED WASTE INDUSTRIES, INC.
                                                     Summary Data Sheet
                                                   (amounts in thousands)
                                                         (unaudited)

Other Data --

--------------------
                                                                               For the Three Months Ended March 31, 2000
                                                                                  Reported                   As Adjusted
                                                                           -----------------------      ----------------------
Free Cash Flow --
EBITDA.................................................................      $       426,134              $       462,183
  Less:      Cash interest...............................................           (226,386)                    (226,386)
             Cash taxes..................................................            (25,730)                     (13,309)
             Closure, post-closure and environmental expenditures........            (17,696)                     (17,696)
             Capital expenditures, other than for acquisitions...........            (89,475)                     (89,475)
             Expenditures for acquisition related and unusual costs......            (55,091)                          --
             Payments for BFI acquisition and severance..................            (16,910)                          --
             Change in working capital...................................            (70,757)                     (70,757)
                                                                           -----------------------      ----------------------

                 Free cash flow before market development................    $       (75,911)             $        44,560
                                                                           =======================      ======================

                                                                                                         Three Months Ended
                                                                                                           March 31, 2000

                                                                                                        ----------------------
Shares Outstanding --
  Weighted average common and common equivalent shares
            Basic.....................................................................................            188,673
            Diluted...................................................................................            189,461

  Common stock outstanding at end of period.........................................................              189,103

Market Development Excluding Swap Activity --
  Annualized revenue acquired.......................................................................    $         153,868
  Annualized revenue acquired (after intercompany eliminations).....................................              140,257

Capital Expenditures --
  Fixed asset purchases.............................................................................    $          64,969
  Cell development..................................................................................               24,506
                                                                                                        ----------------------
            Total.....................................................................................  $          89,475
                                                                                                        ======================

Summary of Acquisition Related Charges --
  Acquisition related transition costs..............................................................    $          25,434
  Net adjustments to BFI related costs..............................................................               10,615
                                                                                                        ----------------------
            Total reported acquisition related costs..................................................  $          36,049
                                                                                                        ======================

Estimate of Future Acquisition Related Costs --
  Estimate of future acquisition related costs at December 31, 1999.................................    $         115,000
  Acquisition related costs incurred during the three months ended March 31, 2000...................              (25,434)
                                                                                                        ----------------------
  Estimated future acquisition related costs at March 31, 2000......................................    $          89,566
                                                                                                        ======================


                                                Allied Waste Industries, Inc.
                                                     Divestiture Program
                                                    As of March 31, 2000
                                                        (in millions)
                                                         (unaudited)

                                                                              Estimated        Estimated         Estimated
                                                                                Gross           Annual            Annual
             Acquirer                          Operations of:               Proceeds (1)        Revenue           EBITDA
------------------------------------  ---------------------------------    ---------------- ----------------  ----------------

     Completed divestitures:

         SITA                         SITA                                 $          444   $            --   $            --

         Stericycle                   BFI medical waste                               411               198                44

         Superior                     BFI                                             196                91                34

         Republic                     BFI                                              60                31                11

         Waste Connections            BFI & Allied                                     42                17                 8

         Other                        BFI & Allied                                     98               106                17
                                                                           ---------------- ----------------  ----------------

              Total completed divestitures                                          1,251               443               114

     Pending divestitures:

         Republic                     BFI                              (2)              9                10                 1
         Republic                     Allied                           (3)              2                 4                 1
                                                                           ---------------- ----------------  ----------------
            Subtotal - Republic                                                        11                14                 2

         Gas Recovery Systems         BFI gas                          (4)             53                --                --

         Other                        Allied                                            2                 3                 1
                                                                           ---------------- ----------------  ----------------

              Total pending divestitures (assets held for sale)                        66                17                 3

     Other potential divestitures     BFI & Allied                                    477               170                48
                                                                           ---------------- ----------------  ----------------

                 Total divestitures                                                 1,794               630               165

           Less: estimated tax impact                                                 (62)               --                --
                                                                           ---------------- ----------------  ----------------

                  Net divestitures                                         $        1,732   $           630   $           165
                                                                           ================ ================  ================


Footnotes:
(1) Includes $42 million of standard holdback funds generally received 30 to 90 days subsequent to close.

(2)  Operations  were sold  subsequent  to March 31, 2000 for  approximately  $9 million.

(3)  Operations  were sold  subsequent  to March 31, 2000 for  approximately  $2 million.

(4)  Operations  were sold  subsequent to March 31, 2000 for  approximately  $53 million.



                                                Allied Waste Industries, Inc.
                                                        Swap Program
                                                    As of March 31, 2000
                                                        (in millions)
                                                         (unaudited)

                                                                             Estimated         Estimated         Estimated
                                                                               Gross            Annual            Annual
             Acquirer                          Operations of:               Proceeds (1)        Revenue          EBITDA(2)
------------------------------------  ---------------------------------    ---------------  ----------------  ----------------

Divestitures ("Outbound"):

         Completed divestitures:

            Superior                          BFI                          $           10   $           6     $             1
            Republic                          BFI                                      58              49                   9
            Waste Management                  BFI Canada                               75              64                  17
                                                                           ---------------  ----------------  ----------------
              Total completed divestitures                                            143             119                  27
         Pending divestitures:

            Waste Management                  BFI                                      15               6                   3
            Republic                          BFI                                     110              86                  17
            Republic                          Allied                                   24              23                   3
                                                                           ---------------  ----------------  ----------------
                Subtotal - Republic                                                   134             109                  20
            Superior                          BFI                                      37              25                   5
            Superior                          Allied                                   42              14                   5
                                                                           ---------------  ----------------  ----------------
                Subtotal - Superior                                                    79              39                  10
            Other                             BFI                                     124              96                  25
                                                                           ---------------  ----------------  ----------------
              Total pending divestitures (assets held for sale)                       352             250                  58
            Other Potential divestitures      BFI & Allied             (3)             11              11                   4
                                                                           ---------------  ----------------  ----------------
              Total divestitures                                           $          506   $         380    $             89
                                                                           ================  ===============  ================
Purchases ("Inbound"):

         Completed purchases:

            Allied                            Republic                     $           57   $          25     $             7
            Allied                            Waste Management                         50              37                  10
                                                                           ---------------  ----------------  ----------------
              Total completed purchases                                               107              62                  17
         Pending purchases:

            Allied                            Republic                                137             121                  23
            Allied                            Superior                                105              35                  13
            Allied                            Waste Management         (4)            188             111                  37
            Allied                            Waste Connections        (5)              8               5                   2
                                                                           ---------------  ----------------  ----------------
              Total pending purchases                                                 438             272                  75
              Total purchases                                             $           545   $         334     $            92
                                                                          ================  ================  ================
              Net impact to Allied before taxes                           $           (39)   $        (46)    $             3
            Less: Estimated Tax Impact                                                (55)             --                  --
                                                                           ---------------  ----------------  ----------------
              Net Impact to Allied after taxes                            $           (94)   $        (46)    $             3
                                                                          ================  ================  ================

Footnotes:
(1)    Includes $14 million of standard holdback funds generally received 30 to 90 days subsequent to close.

(2)    Excludes expected annualized synergies of approximately $20 million.

(3)    Operations were sold subsequent to March 31, 2000 for approximately $11 million.

(4)    Certain operations were purchased subsequent to March 31, 2000 for approximately $70 million.

(5)    Operations were purchased subsequent to March 31, 2000 for approximately $8 million.




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant, Allied Waste Industries, Inc., has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           ALLIED WASTE INDUSTRIES, INC.


                           By:                 /s/PETER S. HATHAWAY
                                  ----------------------------------------------
                                                 Peter S. Hathaway
                                     Vice President & Chief Accounting Officer



Date:  May 9, 2000



















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